Accrued Expenses and Other Current Liabilties	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Accrued Expenses and Other Current Liabilties

9.       Accrued Expenses and Other Current Liabilities

At December 31, 2011 and 2010, accrued expenses and other current liabilities consisted of the following:

	2011	2010
Accrued salaries, wages and incentive plan compensations	$420,613	$389,434
Derivative financial instruments	192,729	124,171
Accrued insurance	162,149	163,240
Unapplied cash and receivable credits	158,006	169,657
Special charge for legal matters	115,000	115,000
Other	655,776	575,921
Total accrued expenses and other current liabilities	$1,704,273	$1,537,423

In 2001, the Company recorded a $258,159 special charge to address legal matters relating to transactions pursuant to the Agreement and Plan of Reorganization dated as of February 4, 1996 by and between W.R. Grace & Co. and Fresenius SE (the “Merger”), estimated liabilities and legal expenses arising in connection with the W.R. Grace & Co. Chapter 11 proceedings (the “Grace Chapter 11 Proceedings”) and the cost of resolving pending litigation and other disputes with certain commercial insurers. During the second quarter of 2003, the court supervising the Grace Chapter 11 Proceedings approved a definitive settlement agreement entered into among the Company, the committees representing the asbestos creditors and W.R. Grace & Co. Under the settlement agreement, the Company will pay $115,000, without interest, upon plan confirmation (see Note 20). With the exception of the proposed $115,000 payment under the Settlement Agreement, all other matters included in the special charge have been resolved.

The other item in the table above includes accruals for operating expenses, interest, withholding tax, value added tax, legal and compliance costs, physician compensation, commissions, short-term portion of pension liabilities, bonuses and rebates, and accrued rents.